Exhibit 10.4
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                               SECURITY AGREEMENT
                                                                   MAY 3, 2001
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                                                                      DATE
                                Howard Silverman
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                                      NAME

A resident(s) of           6646 Indian School Rd. NE
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                                 NO. AND STREET

  Albuquerque                                                NM         87110
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      CITY                           COUNTY                      STATE

(Hereinafter called "DEBTOR"), for consideration grants to

                      TrueVision Medical Associates, Inc.
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                                      NAME
                                 P.O. Box 4834
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                                 NO. AND STREET
        San Diego                                            CA          92164
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      CITY                          COUNTY                        STATE

(Hereinafter called "SECURED PARTY") a security interest in the following property and any and all additions, accessions and substitutions thereto or therefore (hereinafter called the "COLLATERAL"):

See attached Exhibit A


If marked here,[ ] Debtor grants a security interest in all similar property owned by Debtor during the time the Obligations are outstanding, although such property may be acquired after the date hereof; provided, however, that no security interest shall attach to consumer goods other than accessions unless the Debtor acquires rights in them within ten (10) days after the Secured Party gives value.

To secure payment of the indebtedness evidenced by A Certain promissory note
                                                  ---
      of even date herewith, payable to the Secured Party, or order, as follows:
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        1. $3,423.26 payable in June 1, 2001

        2. 3,423.26 on 1st of each and every month unti8l Promissory Note of $57,000.00 is paid in full.



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
Together with such additional sums as may hereafter be advanced to the Debtor or expended by the Secured Party or its assigns on behalf of the Debtor or his assigns for any purpose whatsoever and evidenced by notes, drafts, open account, or otherwise, with interest thereon at rates to be fixed at the time of advancing or expending such additional sums; provided, however that the making of any such advances or expenditures shall be optional with Secured Party, or its assigns; and this security agreement shall secure the payment of any and all extensions or renewals and successive extensions or renewals of said note or notes, and of any indebtedness at any time owing to Secured Party, or its assigns, and shall further secure the payment of any and all indebtedness owing by Debtor to Secured Party, and for all of which this security agreement shall stand as continuing security until paid (all of such indebtedness being referred to as the "Obligations"); and the Debtor agrees that the Secured Party, its successors or assigns, may apply any payments made on the Obligations secured hereby, at its option, on any of the notes or other indebtedness secured hereby.



DEBTOR EXPRESSLY WARRANTS AND COVENANTS:

    1. That except for the security interest granted hereby Debtor is, or to the extent that this agreement states that the Collateral is to be acquired after the date hereof, will be, the owner of the Collateral free from any adverse lien, security interest or encumbrance; and that Debtor will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein.

    2. That is marked here , the Collateral is used or bought primarily for personal, family or household purposes; that if marked here , the Collateral is used or bought primarily for use in farming operations; that if marked here the Collateralis being acquired with the proceeds of the note or notes, which Secured Party may disburse direct to the Seller of the collateral.

    3. That Debtor's count of residence is as stated above, and the Collateral will be kept at

      1700 Louisiane Blve. NE    Albuquerque     Bernalillo      New Mexico
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          NO. STREET                CITY           COUNTY          STATE

    4. That if any of the Collateral is crops growing or to be grown, goods which are or are to become fixtures, timber to be cut or minerals or the like (including oil and gas) or accounts financed at the wellhead or minehead of the well or mine, a description of the real estate is as follows:



And the name of the record owner of the real estate is
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And that if the Collateral is attached to real estate or if the Collateral includes crops growing or to be grown, goods which are or are to become


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
fixtures, timber to be cut or minerals or the like (including oil and gas) or accounts financed at the wellhead or minehead or the well or mine, Debtor will, on demand or Secured Party, furnish Secured Party with a disclaimer or disclaimers or a subordination agreement signed by all persons having an interest in the real estate, disclaiming or subordinating any interest in the Collateral which is prior to Secured Party's interest.

    5. That no financing statement covering the Collateral or any proceeds thereof is on file in any public office and that at the request of Secured Party, Debtor will join with Secured Party in executing one or more financing statements pursuant to the New Mexico Uniform Commercial Code in form satisfactory to Secured Party and will pay the cost of filing such financing statement, this security agreement and any continuation or termination statement, in all public offices wherever filing is deemed by Secured Party to be necessary or desirable.

    A carbon, photographic or other reproduction of a Security Agreement or a Financing Statement is sufficient as a Financing Statement.

    6. Not to sell, transfer or dispose of the Collateral, nor take the same or attempt to take the same from the county where dept as above stated, without prior consent of the Secured Party.

    7. To pay all taxes and assessments of every nature which may be levied or assessed against the Collateral.

    8. Not to permit or allow any adverse lien, security interest or encumbrance whatsoever upon the Collateral, and not to permit the same to be attached or replevined.

    9. That the Collateral is in good condition, and that he will. At his own expense, keep the same in good condityion and from time to time, forthwith, replace and repair all such parts of the collateral as may be broken, worn out, or damaged without allowing any lien to be created upon the Collateral on account of such replacement or repairs, and that the Secured Party may examine and inspect the Collateral at any time, wherever located.

    10.At its option, Secured Party may discharge taxes, liens or security interests or other encumbrances at any time levied or placed on the collateral and may pay for the repair of any damage or injury and may pay for the maintenance and preservation of the Collateral. Debtor agrees to reimburse Secured Party on demand for any payment made or expense incurred by Secured Party pursuant to the foregoing authorization. Until such reimbursement, the amount of any such payment, with interest at the rate of 10% annum from date of payment until reimbursement, shall be added to the indebtedness owed by Debtor and shall be secured by this security agreement.

    11.That he will at his own expense forthwith insure the Collateral in a reliable insurance company against loss or damage by fire and Extended coverage For an amount equal to the aggregate sum of said indebtedness, and keep the same so insured continuously until the full amount of said indebtedness is paid, with loss payable to Secured Party as its interest may appear, and that he will on demand deliver said policies of insurance or furnish proof of such insurance to


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
the Secured Party, and in case of loss, the Secured Party shall retain from the insurance money an amount equal to the total balance of said indebtedness the same is due or not. Should the Debtor fail or forthwith effect such insurance and deliver the policies or furnish proof of such insurance as aforesaid, or fail to keep the Collateral so insured continuously until the full amount to said indebtedness is paid, the Secured Party may at its option effect such insurance and the amount so paid for such insurance with interest at the rate of 10% per annum form date of payment until repaid shall be added to said indebtedness, and the same shall be secured by this security agreement.

    12. That in the event this security agreement is placed in the hands of any attorney for enforcement, said Debtor will pay the reasonable attorney's fees of Secured Party, but in no event less than then per cent (10%) of the total amount due or unpaid and said Debtor will pay said Secured Party any and all costs and expenses incurred in recovering possession of the Collateral and incurred in enforcing this security agreement, and the same shall be secured by this security agreement.

    13. That he will not use the Collateral in violation of any applicable statuses, regulations or ordinances, and that if the Collateral includes one or more motor vehicles he will not rent the Collateral nor allow the Collateral to be used in rental service, or in any speed or endurance contest.

    14. That if the Collateral includes one or more motor vehicles he will not use or cause or permit the Collateral to be used for the transportation of liquor, wines or any other beverage for personal or commercial use, prohibited by any Federal or State statute to be transported.

    UNTIL DEFAULT debtor may have possession of the Collateral and use it in any lawful manner not inconsistent with this agreement and not inconsistent with this agreement and not inconsistent with any policy of insurance thereon, and upon default Secured Party shall have the immediate right to the possession of the Collateral.

    DEBTOR SHALL BE IN DEFAULT under this agreement upon the happening of any of the following events or conditions:

    (a) default in the payment or performance of any obligation, covenant or liability contained or referred to herein or in any note evidencing the same;

    (b) any warranty, representation or statement made or furnished to Secured Party or on behalf of Debtor proves to be false in any material respect when made or furnished;

    (c) any event which results in the acceleration of the maturity of the indebtedness of Debtor to others under any indenture, agreement or undertaking;

    (d) loss, theft, damage, destruction, sale or encumbrance to or of any of the Collateral, or the making of any levy, seizure or attachment thereof or thereon;


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
    (e) death, dissolution, termination of existence, insolvency, business failure, appointment of a receiver of any part of the property of, assignment for the benefit of creditors by, or the commencement of nay proceeding under any bankruptcy or insolvency laws by or against Debtor or any guarantor or surety for Debtor.

    UPON SUCH DEFAULT and at any time thereafter, or if it deems itself insecure, Secured Party may declare all Obligations secured hereby immediately due and payable and shall have the remedies of a secured party under the New Mexico Uniform Commercial Code. Secured Party may require Debtor to assemble the Collateral and deliver or make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Secured Party will give Debtor reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made. The requirements of reasonable notice shall be met if such notice is mailed, posage prepaid, to the address of Debtor shown at the beginning of this agreement at least five days before the time of the sale or disposition. Expenses of retaking, holding, preparing for sale, selling or the like shall include Second Party's reasonable attorney's fees and legal expenses.

    No waiver by Secured Party of any default shall operate as a waiver of any other default or of the same default on a future occasion. The taking of this security agreement shall not waive or impair any other security said Secured Party may have or hereafter acquire for the payment of the above indebtedness, nor shall the taking of any such additional security waive or impair this security agreement; but said Secured Party may resort to any security it may have in the order it may deem proper, and notwithstanding any collateral security, Secured Party shall retain its rights of setoff against the Debtor.

    All rights of Secured Party hereunder shall inure to the benefit of its successors and assigns; and all promises and duties of Debtor shall bind his heirs, executors or administrators or his or its successors or assigns. If there be more than one Debtor, their liabilities hereunder shall be joint and several.

    This agreement shall become effective when it is signed by Debtor.

Secured Party:                         Debtor:

/s/                                    /s/ Howard Silverman
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True Vision Medical Associates, Inc.      Howard Silverman
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    Note: Notarized acknowledgments are not required by New Mexico Statutes for
UCC financing statements and security agreements (New Mexico Statutes Annotated, w/1985 Cumulative Supplements, Sec. 14-8-4).




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

Item                     Qty   Manufacturer    Model           Number       Serial          Lot Number
                                               Name                         Number
Pachymeter                 1   Sonomed         Micropach       200p         P2-0699-0449
Topographer                1   Zeis-Humphreys                  Ae992            992-2332
Autoclave                  1   SCICAN          Statum          2000            2109I6730
Autoclave                  1   SCICAN          Statum          2000              208887A
Autoclave                  1   Ritter          Speedclave                           678L
Autoclave                  1   Fisher                          750             D59983577
Plum Sled-base chairs      4   Hayworth                        C500-1213                     MKB122018
Plum Sled-base chairs      2   Hayworth                        C500-1213                     MKB122292
Plum Sled-base chairs      3   Hayworth
Chair                      1   Marco                           1280              99H0101
Stand                      1   Marco                           1290              99G0207
Phoropter                  1   Marco           Reichert        11635             17255-4
Slit Lamp                  1   Marco           Ultra Slitlamp                   99HJ0123
                                                      G2
Projector                  1   Marco                                               25839
Chair                      1   Marco                           1280              99H0102
Stand                      1   Marco                           1290             999G0208
Phoropter                  1   Reichert                        11635             17255-4
Slit Lamp                  1   Marco                                               25836
Projector                  1   Marco                                               25836
Side Chair                 1   Reliance                        4246          43109902110
Side Chair                 1   Reliance                        4246          43109902121
Side Chair                 1   Reliance                        4246           4310990216
Assorted Refractive Surgical Instruments
2 Black Leather/Wood
Recliner Chairs
2 Black Leather/Wood
Ottomans
3 Wood Office Desks
1 Wood Credenza
1 Toshiba Phone Systems & 9 Handsets
Computer Network: 1 Server & 3 Complete Work Stations
ACT Database
CompuLink Software
ALL PATIENT FILES


EXHIBIT A
To Security agreement dated May 3, 2001
By and between Howard Silverman, Debtor and
TrueVision Medical Associates, Inc., Secured Party

/s/ Howard Silverman
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Howard Silverman

/s/ John C. Homan
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John C. Homan, President
TrueVision Medical Associates, Inc.,


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